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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  September 11, 2003



                                BRIGHTPOINT, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                       0-23494                35-1778566
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(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)



501 Airtech Parkway, Plainfield, Indiana                     46168
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (317) 707-2355
                                                    --------------

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(Former name or former address, if changed since last report)

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Item 5.   Other Events and Regulation FD Disclosure

                  On September 11, 2003 Brightpoint, Inc. (the "Company") issued the news release attached hereto as Exhibit 99.1 (the "Release") which is incorporated herein by reference. In the Release the Company reported its settlement with the Securities and Exchange Commission of the previously disclosed investigation by the Commission relating to the Company's accounting treatment of a certain purported insurance policy.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

99.1   Press release of Brightpoint, Inc. dated September 11, 2003.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             BRIGHTPOINT, INC.
                             (Registrant)


                              By: /s/ STEVEN E. FIVEL
                                 -----------------------------------------------
                                   Steven E. Fivel
                                       Executive Vice President, General Counsel
                                       and Secretary


Date: September 11, 2003





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